                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 12, 2004
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                              DATATEC SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

   Delaware                        000-20688                    94-2914253
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(State or Other Jurisdiction      (Commission                (IRS Employer
of Incorporation)                 File Number)               Identification No.)

                      23 Madison Road, Fairfield, NJ              18901
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               (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code: (973) 808-4000
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                                       N/A
                                       ---
         (Former Name or Former Address, if Changed Since Last Report.)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   Exhibits.

          Exhibit No.       Description
          -----------       -----------

          99.1              Press Release dated August 12, 2004.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On August 12, 2004, Datatec Systems, Inc. (the "Company") issued a press release announcing that certain financial statements previously filed with the Securities and Exchange Commission and related financial data previously reported by the Company should not be relied upon by investors. The full text of the press release is attached hereto as Exhibit 99.1.

          The information furnished pursuant to Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of
1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 2004                   DATATEC SYSTEMS, INC.

                                          By: /s/ Richard K. Davis
                                             -----------------------------------
                                             Name:    Richard K. Davis
                                             Title:   Vice President and
                                                      General Counsel